Filed pursuant to 497(e)
File Nos. 333-48456 and 811-10183

BRIGHTHOUSE FUNDS TRUST I

SUPPLEMENT DATED JANUARY 18, 2022

TO THE

STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 30, 2021, AS SUPPLEMENTED

SSGA EMERGING MARKETS ENHANCED INDEX PORTFOLIO

Simon Roe no longer serves as a portfolio manager of the SSGA Emerging Markets Enhanced Index Portfolio (the “Portfolio”), a series of Brighthouse Funds Trust I. Jay Siegrist serves as a portfolio manager of the Portfolio. As of November 30, 2021, Mr. Siegrist did not beneficially own any equity securities of the Portfolio. The following changes are made to the statement of additional information of the Portfolio.

In the Portfolio’s Other Accounts Managed table in Appendix C, the information with respect to Mr. Roe is deleted in its entirety and the following information is added:

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Jay Siegrist[1]	Registered Investment Companies	2	$230,000,000	0	N/A
SSGA Emerging Markets	Other Pooled
Enhanced Index Portfolio	Investment Vehicles	40	$7,840,000,000	6	$3,630,000,000
	Other Accounts	29	$16,750,000,000	3	$3,630,000,000

[1]	Other Accounts Managed information is as of November 30, 2021.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE